Exhibit 99.1

2008 Business Update and Outlook Automotive Analysts of New York January 17, 2008 Applying our automotive intellect to design products that help customers build vehicles that appeal to drivers and passengers around the world

Forward Looking Information This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including general economic conditions, including changes in interest rates and fuel prices; the automotive vehicle production volumes and schedules of our customers, and in particular Ford's vehicle production volumes; work stoppages at our customers; our ability to satisfy our future capital and liquidity requirements and comply with the terms of our existing credit agreements and indentures; the financial distress of our suppliers, and other significant suppliers to our customers, and possible disruptions in the supply of commodities to us or our customers due to financial distress or work stoppages; our ability to timely implement, and realize the anticipated benefits of, restructuring and other cost-reduction initiatives, including our multi-year improvement plan, and our successful execution of internal performance plans and other productivity efforts; the timing and expenses related to restructurings, employee reductions, acquisitions or dispositions; increases in raw material and energy costs and our ability to offset or recover these costs; the effects of reorganizations and/or restructuring plans by our customers; the effect of pension and other post-employment benefit obligations; increases in our warranty, product liability and recall costs; the outcome of legal or regulatory proceedings to which we are or may become a party; as well as those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2006). We assume no obligation to update these forward-looking statements. The financial results presented herein are preliminary, unaudited and subject to change; final audited financial results will be included in the company's Annual Report on Form10-K for the fiscal year-ended December 31, 2007

Visteon Overview Air Induction HVAC Systems Powertrain Cooling Compressors Climate Cockpit Modules Instrument Panels Consoles Door Trim Modules Interiors Audio Driver Information Cockpit Electronics Front / Rear Lighting $3.3 billion $3.1 billion $3.6 billion 2007E Sales Mfg Locations: $0.3 Billion $1.0 billion $0.4 billion 2007E Non-Consolidated Sales #2 #2 #6 Market Position # - High Cost 6 18 5 # - Low Cost 12 9 9 Primary Product Lines Electronics Sales by Product Group include intra-company sales that are eliminated in consolidation

Global Market Position No. 2 - Interiors No. 2 - Climate Control No. 3 - OE Audio Head Unit No. 3 - Driver Information No. 4 - Center Stack Electronics

2007 Accomplishments New business wins continue Completed 7 restructuring actions, including divestitures of non-core operations Continued shift to lower cost countries EBIT-R in line with guidance; free cash flow significantly better Actions to enhance liquidity; YE cash at $1.75 billion Delivered Commitments Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information".

Value Perspective Asian sales strong today and growing anchored by Halla and Yanfeng Non-consolidated sales of $3 billion by 2010 mostly in Asia Diverse customer base - Ford NA decreasing to 6% of total sales by 2010 Value Perspective Diverse Sales - Customers and Geographies Key Drivers Restructuring on track; Escrow Account funding LCC objective of 75% manufacturing / 50% engineering in 2009 Addressing overhead structure - global product groups further developed - launched "2009 Imperative" Competitive Cost Structure Recognized Technology Creating Strong Market Positions Focused development and commercialization of innovative and cost competitive products $500 million term loan addition No significant near term debt maturities combined with covenant light borrowings Cash actions - Halla transaction / NA and Europe accessibility Strong Liquidity Supported By Key 2007 Actions Please see important disclosures regarding "Forward Looking Information".

Sales Position - Regional View 2007E Non-Consolidated Sales - $1.7 Billion 2007E Consolidated Sales - $10.7 Billion 2010E Consolidated Sales - $9.8 Billion 2010E Non-Consolidated Sales - $3.2 Billion Asia Sales Strong Today and Growing - Anchored by Halla and YanFeng Please see important disclosures regarding "Forward Looking Information".

# Asia Operations

Visteon

- Visteon Climate Control (Beijing)
- Yanfeng Visteon Automotive Trim Systems (Beijing)
- Halla Climate Control (Dalian)
- United Aluminum Radiator (Changchun)
- Halla Climate Control (Pyongtaek, Taejon, Ulsan)
- Jiangsu Toppower Automotive (Xuzhou, Chongqing,Changhun, Shenzen)
- YanFeng Visteon Automotive Trim Systems (Chongqing)
- Visteon Climate Control (Chongqing)
- Visteon Changan Engine Control Systems (Chongqing)
- Climate Systems India Bhiwadi
- TACO Visteon Automotive (Pune)
- Visteon Automotive Systems India (Pune)
- Visteon Automotive Systems India (Chennai)
- Visteon Thailand (Rayong)
- Halla Climate Control (Rayong)
- Visteon Philippines (Santa Rosa)
- Visteon Interiors Korea) (Ulsan, Yesan, Asan, Busan)
- Duck Yang - Korea
- Japan Climate Systems (Hiroshima)
- Visteon Japan (Hiroshima)
- Visteon TYC Autolamps (Changzhou)
- Yanfeng Visteon Automotive Trim Systems (Shanghai)
- Yanfeng Visteon Electronics (Shanghai)
- Yanfeng Key Safety Systems (Shanghai)
- Yanfeng Visteon Betung Automotive Instrumentation (Shaoxing)
- Jiangxi Fuchang (Nanchang)
- Dongfeng Visteon (Wuhan, Shiyan)



Korea
China
Japan
India
Thailand
Philippines

Non-Consolidated

Consolidated

- Interiors
- Climate Control
- Electronics

**Asia Sales** (in billions)

| | 2007E | 2010E | % Chg |
|---|---|---|---|
| Consolidated | $ 2.9 | $ 3.9 | 31% |
| Total Non-Consolidated | $ 1.3 | $ 2.8 | 114% |
| VC Share - Non-Consolidated (1) | $ 0.5 | $ 1.0 | 100% |

(1) – VC Share calculated on proportional share basis

**Non-Consolidated Asian Sales of $2.8 Billion by 2010**

Please see important disclosures regarding "Forward Looking Information".

8

Sales Position - Customer View 2010E Customer Distribution - Consolidated Sales Hyundai / Kia largest customer in 2010 Total Ford sales decline to 24% in 2010 GM / Chrysler growth driven by Interiors and Lighting content 2007E Customer Distribution - Consolidated Sales Customer Diversification - Ford North America at 6% of Sales in 2010 Please see important disclosures regarding "Forward Looking Information".

"2009 Imperative" - actions to reduce overhead structure Reductions in Administrative and Engineering structure through rightsizing, organizational model restructuring, outsourcing opportunities and other actions Objective linked to compensation $215M by end of 2010 30 facility actions Low cost region shift - manufacturing and engineering Headcount reductions U.K. facilities largely addressed in 2008 $210M through 2007 $420M by end of 2010 Selected Actions Gross Savings Restructuring Actions 3 Year Restructuring Plan Overhead Reduction Cumulative Savings $635 million Restructuring On Track - Funding From Escrow Account Please see important disclosures regarding "Forward Looking Information".

Progression to Profitability Delivered Commitments 2007 2008 2009 2010 Significant Restructuring Free Cash Flow Positive Profitable Please see important disclosures regarding "Forward Looking Information". Our diverse customer base, combined with our innovation and market leading technology and... Cost competitive footprint will drive achievement of these objectives

# Continued Progress in 2007

## Restructuring

- ▲ 7 actions completed in 2007
- ▲ Connersville successfully completed in December
- ▲ Progressing Bedford closure and disposition of Swansea operation
- ▲ Cumulative savings from actions on track - $420M
- ▲ Escrow funds of $143M available at 2007 YE for future actions (50/50 sharing)

**Restructuring on Track**

## Operations

- ▲ Manufacturing and engineering footprints – Q3 % in lower cost countries:
  - ▲ 57% of Mfg employees
  - ▲ 34% of Eng. employees
- ▲ Q3 YTD operating metrics vs. 2006 results:
  - ▲ Health / safety 25% better
  - ▲ Quality 32% better
- ▲ Lower capital investment
- ▲ Product groups more autonomous
- ▼ Premium costs challenging results

**Continuing Improvement**

## Customer

- ▲ Continue to win new business with customers around the world and across all product lines
- ▲ Q3 YTD new business wins of ~ $750 million
- ▲ Q3 YTD new business wins of ~ $200 million in non-consolidated affiliates
- ▼ Ford sourcing actions
- ▼ Program cancellations

**Value Recognition**

Please see important disclosures regarding "Forward Looking Information".
12

2008 and Forward Dynamic OE production environment N. America - negative W. Europe - slightly negative Asia (China, Korea) - positive Execution of our restructuring plan Substantial completion of actions in 2009 Escrow Account matching in effect Swansea sale expected to be completed in Q1 2008 Actions to further reduce overhead structure "2009 Imperative" - Incremental actions to further rightsize More autonomous Product Groups Continued cash flow focus - alignment of compensation to Product Group level performance Please see important disclosures regarding "Forward Looking Information".

Net New Business - 2008 - 2010 Wins Losses Climate $ 400 Interiors $ 650 Electronics $ (370) 2008 - 2010 Net New Business - $730 Million Other $ 50 Steady growth in Climate and Interiors - $1.050 billion cumulative Ford resourcing actions adversely impacting Electronics ($ in millions) Lower by $600 million: Program volume / cancellations 50% Ford resourcing 33% Pass through content 13% Current - 2008 - 2010 Change From Prior - 2008 - 2009 Please see important disclosures regarding "Forward Looking Information".

Restructuring Actions 11 7 18 8 4 30 Restructuring Timing - 30 Facilities Actions Restructuring Savings Summary ($ in millions) 2007 Actions Cumulative Gross Savings of $420M Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information".

Overhead Cost Actions Targeting further reductions in Administrative and Engineering cost structure - "2009 Imperative" Streamlined operating model key to achieving savings / efficiency gains Over 50+ actions identified to deliver savings - working with third party consultant to ensure successful implementation Overview Administrative Costs As a Percent of Sales Savings Summary ($ in millions) Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information".

Visteon at the 2008 NAIAS 2008 Cadillac CTS Lighting 2009 Dodge Ram Interiors, Climate 2008 Chevrolet Tahoe Lighting 2009 Ford F-150 Climate, Electronics 2008 Buick Enclave Lighting 2009 Hyundai Genesis Climate 2008 Chevrolet Malibu - 2008 Car of the Year Lighting 2008 Mazda CX-9 - 2008 Truck of the Year Climate, Electronics

Outlook Assumptions Still finalizing 2007 year-end results Our restructuring actions have a significant impact in our Outlook Production volumes generated at platform level from industry sources (e.g. CSM) and customer estimates Foreign exchange based on 3Q 2007 rates Impact of anticipated divestitures reflected in Outlook Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information".

2007 Preliminary Estimates Prior Current Product Sales $10.6 B $10.7 B EBIT-R $(65) M (+/- $15 M) $(60) M (+/- $5 M) Free Cash Flow Change in Securitization Guidance Free Cash Flow* $(290) M $ (60) M $(230) M +/- $30 M $(95) M $(70) M $(25) M (+/- $10 M) * Prior 2007 estimate for Free Cash Flow based on receivables sales equal to the December 31, 2006 level of $157 million. Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information".

Outlook - Forward Years 2008E 2009E Product Sales $9.7 B +/- $100 M $9.4 B +/- $100 M EBIT-R Breakeven +/- $25 M $200 M +/- $50 M Free Cash Flow $(300) M +/- $50 M $10 M +/- $100 M * Full year estimates for Free Cash Flow are based on receivables sales equal to the December 31, 2007 level of $99 million. Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information".

2008E Production - Key Platforms Hyundai / Kia $ 2.3 $ 740 Ford Europe $ 1.7 $ 800 Ford N. America $ 1.1 $ 420 Nissan NA (truck) $ 0.7 $2,100 PSA - Citroen $ 0.5 $ 250 Y/Y Units 5% Flat 6% CPV (2) Sales (1) 4% Flat (1) - Total 2008E sales - in billions (2) - Content Per Vehicle - 2008E average Customer production assumptions consistent with unit production of: N. America ~ 14.5 million units W. Europe ~ 15.6 million units Ford includes total car and truck production Nissan, PSA and Hyundai / Kia only for vehicles with meaningful content Please see important disclosures regarding "Forward Looking Information".

Product Sales - 2007 to 2009 Key Drivers Volume / Mix / New Business All Other 2007E to 2008E $10.6 to $9.6 - $9.8 ($ in billions) Divestitures Closures $(0.6) $(0.4) $0.1 $ - $9.6 - $9.8 to $9.3 - $9.5 2008E to 2009E $(0.3) $0.1 $(0.1) Sales Decline by $900 Million Sales Decline by $300 Million Please see important disclosures regarding "Forward Looking Information".

EBIT-R - 2007 to 2009 Key Drivers $(60) to $(25) - $25 $(25) - $25 to $150 - $250 ($ in millions) Overhead Cost Actions Divestitures / Closures Net Cost Performance 2007E to 2008E 2008E to 2009E Volume / Mix / New Business Net Plant Restructuring $(95) $(75) $80 $70 $80 $(70) $ 15 $145 $80 $ 30 EBIT-R Improves by $35 - $85 EBIT-R Improves by $175 - $275 Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information".

Free Cash Flow ($ in millions) Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information".

2007E to 2009E - Free Cash Flow ($ in millions) Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information". * Midpoint of Guidance Range

Cash and Debt Term Loan 7.00% Sr. Notes 8.25% Sr. Notes Significant Debt Maturities Runway to execute plan No significant maturities until 2010 Continue to monitor capital structure opportunities, markets permitting YE 2007 debt of $2.8 billion $1,422 $1,750 Cash balance increase of about $330M Includes Halla financing of $142M Positive free cash flow in Q4 2007 North America and Europe cash of $1.5B Ability to move cash between regions Sufficient regional and total liquidity Cash Balances Please see important disclosures regarding "Forward Looking Information". ($ in millions) ($ in millions)

Well Positioned for the Future Liquidity $1.75B in cash - $1.5B in NA and Europe; no significant maturities until 2010 Value Perspective Visteon Position Diverse Sales - Customers and Geographies By 2010, total sales to Ford accounts for 24% of sales; Ford NA at 6% North America accounts for 31% of sales now; Asia becomes largest region in 2009 on a consolidated basis Competitive Cost Structure No UAW Master Agreement employees Moving to low cost locations - 57% of manufacturing and 34% of engineering personnel "2009 Imperative" - $215M cost reduction through 2010 Track Record Innovative technologies - continued new business wins Improved quality and safety performance Restructuring on track - successfully completed 17 as planned Delivered 2007 results Please see important disclosures regarding "Forward Looking Information". Continue to Deliver Commitments

2008 Business Update and Outlook Automotive Analysts of New York January 17, 2008 Appendix

2008 Business Update and Outlook Automotive Analysts of New York January 17, 2008 Product Group Highlights

Product Group Sales 2007E 2008E 2010E Total = $10.7 Billion Total = $9.7 Billion Total = $9.8 Billion Consolidated Sales Non-Consolidated Sales Total = $1.7 billion Total = $2.1 Billion Total = $3.2 Billion Please see important disclosures regarding "Forward Looking Information".

Climate Sales by Region ($ in billions) Position No. 2 in growing global climate segment Technology leader in key segments - compressors and alternate refrigerants Balanced global mix with significant presence in Asia Please see important disclosures regarding "Forward Looking Information". Customer Distribution - 2007E $3.3 $3.3 $3.6 $3.9 55% 22% 23% 61% 19% 20% Initiatives Savings from restructuring actions Continued integration of HCC and VC climate operations Further diversify customer base Leverage Asian base Capitalize on technology leadership Included in Sales by Customer - All Other are intra-company sales that are eliminated in consolidation

Electronics Position NA reduction driven by declining share at Ford, particularly powertrain electronics Significant growth in non-consolidated sales in China/India JVs - market growth and migration of NA/EU production to China for improved margins $500M increase 2007 - 2010 Please see important disclosures regarding "Forward Looking Information". $3.6 $3.2 $2.9 $2.6 60% 34% 67% 26% Initiatives Complete NA manufacturing restructuring actions - production transfer to third party and footprint rationalization Increased utilization of low cost China footprint Strengthen global product platform approach to support incremental sales opportunities in 2011-2012 timeframe Included in Sales by Customer - All Other are intra-company sales that are eliminated in consolidation Sales by Region ($ in billions) Customer Distribution - 2007E

# Interiors

## Sales by Region ($ in billions)


$3.1
$3.2
$3.2
$3.5
26%
51%
23%
34%
39%
27%
2007E
2008E
2009E
2010E
N. America
Europe / SA
Asia

## Customer Distribution – 2007E


All Other 9%
Renault / Nissan 36%
Ford 23%
Chrysler 1%
PSA 13%
Hyundai / Kia 18%

## Position

- Strong market position - #2 globally in cockpits, instrument panels and consoles
- Market leader in China – No. 1 position via YanFeng Visteon
- Unique footprint and full systems capabilities

## Initiatives

- Significant new launch activity in North America
- Chrysler grows to 13% of sales in 2010
- New business providing margin expansion
- Continued shift of engineering to lower cost countries

Included in Sales by Customer - All Other are intra-company sales that are eliminated in consolidation

Please see important disclosures regarding "Forward Looking Information".

33

2008 Business Update and Outlook Automotive Analysts of New York January 17, 2008 Financial Disclosures

Use of Non-GAAP Financial Information Throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "free cash flow," and "EBIT-R." Free cash flow represents cash flow from operating activities less capital expenditures. EBIT-R represents net income (loss) before net interest expense and debt extinguishment cost and the provision for income taxes, excluding impairment, extraordinary items and net unreimbursed restructuring expenses and other reimbursable costs as well as the one-time gain on the ACH Transactions. Management believes that free cash flow is useful in analyzing the Company's ability to service and repay its debt, and it uses the measure for planning and forecasting in future periods, as well as in management compensation decisions. Free cash flow is not a recognized term under accounting principles generally accepted in the United States ("GAAP") and does not reflect cash used to service debt and does not reflect funds available for investment or other discretionary uses. Management believes EBIT-R is useful to investors because it provides meaningful supplemental information regarding the Company's operating results because the excluded items may vary significantly in timing or amounts and/or may obscure trends useful in evaluating and comparing the Company's continuing operating activities. Management uses this measure for planning and forecasting in future periods. EBIT-R is not a recognized term under GAAP and does not purport to be an alternative to net earnings (losses) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, this presentation of EBIT-R may not be comparable to other similarly titled measures of other companies. Additionally, EBIT-R is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. In order to provide the forward-looking non-GAAP financial measures for 2007, 2008 and 2009, the Company is providing reconciliations to the most directly comparable GAAP financial measures on the following slide. The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

EBIT-R and Free Cash Flow Reconciliation